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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) - October 30, 2003
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                         Commission File Number 0-23320
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                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


            Ohio                                                34-1245650
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


        5096 Richmond Road, Bedford Heights, Ohio                  44146
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        (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

         EXHIBIT NO.
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         99.1              Press release dated October 30, 2003


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

A copy of the press release issued by Olympic Steel, Inc. on Thursday, October 30, 2003, describing its results of operations for the quarter ended September 30, 2003, is attached hereto as Exhibit 99.1.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            OLYMPIC STEEL, INC.

Date:  October 30, 2003                     By:  /s/  RICHARD T. MARABITO
                                                 ------------------------
                                                 Richard T. Marabito
                                                 Chief Financial Officer
                                                 (Principal Accounting Officer)

                                  EXHIBIT INDEX


99.1              Press Release dated October 30, 2003.



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